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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                      November 10, 2000 (November 7, 2000)

                            OMNI NUTRACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 UTAH                     0-18160                87-046822
--------------------------------     ---------------      ----------------------
   (STATE OF OTHER JURISDICTION        (COMMISSION           (IRS EMPLOYER
           OF INCORPORATION)           FILE NUMBER)         IDENTIFICATION NO.)


                              5310 BEETHOVEN STREET
                              LOS ANGELES, CA 90066
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 306-3636


                                       N/A
         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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                            OMNI NUTRACEUTICALS, INC.

                                TABLE OF CONTENTS
                                       FOR
                           CURRENT REPORT ON FORM 8-K



                                      Page No.
                                      --------

Item  5.     Other  Events               3

Item  7.     Exhibits                    3

Signature


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ITEM  5


OTHER  EVENTS

The Company announced on November 7, 2000 that the Nasdaq stock market had halted the trading in the shares of the company's stock until the company has satisfied a request for additional information. The trading halt was related to Omni's announcement, made back on October 17 and in an 8-K filing on November 2,2000, that previously reported financial results would require restatement, resulting in the company's former auditors withdrawing their opinion on the company's fiscal 1999 financial statements.

A copy of the press release is attached hereto as an Exhibit.


ITEM  7



EXHIBITS

10.28 Press Release-November 8, 2000.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   OMNI NUTRACEUTICALS, INC.


Date:  November 13,  2000                 By: /s/ KLEE  IRWIN
                                          -----------------------
                                          Klee  Irwin
                                          Chief Executive Officer



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